Significant Accounting Policies - Recent Accounting Pronouncements (Policies)	6 Months Ended
Jun. 30, 2023
Significant Accounting Policies - Recent Accounting Pronouncements [Abstract]
Distinguishing Liabilities from Equity
Distinguishing liabilities from equity: The Company follows the provisions of ASC 480 “Distinguishing liabilities from equity” to determine the classification of certain freestanding financial instruments as either liabilities or equity. In its assessment, the Company analyzes key features of these financial instruments to determine whether they are more akin to equity or to debt. It then identifies any embedded features in those instruments and examines whether the identified embedded features fall under the definition of a derivative according to the provisions of ASC 815 or whether those features require bifurcation (other than those with de minimis value) or affect classification in permanent equity. Financial instruments meeting the classification of liability are initially measured at fair value and are subsequently remeasured at each balance sheet date with the offsetting adjustments recorded within the consolidated statements of comprehensive income/(loss). Upon settlement or termination, instruments classified as liabilities at fair value are marked to their fair value at the settlement date and then the liability gets settled. The Company values its instruments classified as liabilities using either the Black-Scholes option pricing model or other acceptable valuation models, including the binominal option pricing model.

New Accounting Pronouncements - Not Yet Adopted
New Accounting Pronouncements - Not Yet Adopted

There are no recent accounting pronouncements, the adoption of which is expected to have a material impact on the Company’s unaudited interim consolidated financial statements and related disclosures in the current or any future periods.